Investment Income	12 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Investment Income	Investment income
Accounting policy
Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.

Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

	SA Rand
Figures in million	2022	2021	2020
Interest income from financial assets at amortised cost	276	265	257
Dividend income[1]	24	23	—
Net gain on financial instruments[2]	52	43	118
Total investment income	352	331	375
[1]    Comprises R10 million (2021: R18 million) received from Rand Mutual Assurance and R14 million (2021: R5 million) received from equity investments held by environmental trusts (refer to note 17).
[2]        Primarily relates to the environmental trust funds (refer to note 17) and the ARM BBEE Trust loan (refer to note 18). In 2021 the gains were offset by a day one expense of R87 million on the refinancing of the ARM BBEE Trust loan.